SUPPLEMENT TO THE

FIDELITY® MAGELLAN® FUND

A Fund of Fidelity Magellan Fund

May 21, 2003

STATEMENT OF ADDITIONAL INFORMATION

On June 19, 2003, the Board of Trustees of Fidelity Magellan Fund authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 14.

Magellan had a maximum front-end sales charge of 3.00% (eliminated effective June 23, 2003, after 4:00 p.m. Eastern time) which is included in the average annual and cumulative returns.

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 16.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The following information supplements the similar information in the "Management Contract" section on page 28.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

MAGB-03-03 August 14, 2003
1.717658.107

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.